                                                                 EXHIBIT 10.4.2


                       FIRST LOAN MODIFICATION AGREEMENT


         THIS FIRST LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into as of this 15th day of February, 1996 by and between General Electric Capital Corporation, a New York corporation ("Lender"), and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership ("Borrower").


                                    RECITALS

         A. Lender has made a loan in the maximum principal amount of $95,000,000 (the "Loan") to Borrower. The Loan is evidenced by the Promissory Note executed by Borrower dated June 8, 1994 in the maximum principal amount of the Loan (the "Note") and secured by (i) the mortgages and deeds of trust all executed by Borrower and dated June 8, 1994 listed on Schedule I attached hereto (individually, a "Mortgage" and, collectively, the "Mortgages") encumbering the real property and improvements legally described on EXHIBIT "A" attached hereto, (ii) a Holdback Agreement dated June 8, 1994 executed by Borrower and Lender (the "Holdback Agreement"), (iii) the Assignment of Intangible Property, Contracts and Ancillary Documents dated June 8, 1994 executed by Borrower (the "Assignment"), (iv) the Indemnity Agreement ("Indemnity Agreement") and Hazardous Substances Indemnity (the "Hazardous Substances Indemnity") both dated June 8, 1994 and executed by Paul J. Klaassen and Teresa M. Klaassen and (v) such other documents and instruments as were executed from time to time in connection with the Loan. The Note, the Mortgages, the Holdback Agreement, the Assignment, the Indemnity Agreement, the Hazardous Substances Indemnity Agreement and such other documents and instruments executed from time to time in connection with the Loan (including this Agreement), as amended from time to time, are collectively referred to herein as the "Loan Documents". In connection with the Loan, Sunrise Terrace, Inc., a Virginia corporation ("STI") executed and delivered to Lender a Guaranty dated June 8, 1994 (the "Original STI Guaranty"). STI has previously been released from all liability under the Original STI Guaranty. All capitalized terms used herein shall have the respective meanings ascribed to such terms in the Note, unless otherwise defined herein.

         B. Borrower has requested the consent of Lender to acquire the site located at 2863 and 2865 Hunter Mill Road, Oakton, Virginia (the "Hunter Mill Site") and develop a facility (the "Hunter Mill Facility") on the Hunter Mill Site consisting of approximately 75 assisted living units and related facilities providing services to approximately 100 residents requiring a level of care commonly referred to as "higher acuity elderly" and offering an Alzheimer's disease and dementia care program that is complementary to the program offered at the currently existing Property located in Oakton, Va. Notwithstanding the provisions of Section 1.27 of the Mortgages encumbering the Properties located in Oakton and Fairfax, Va. and Paragraph 11.04 of the Management Services Agreement dated June 8, 1994 executed by Borrower and Sunrise Terrace Inc. (the "Management Agreement"), Lender has agreed to consent to the acquisition of the Hunter Mill Site and the development of the Hunter Mill Facility subject to the terms and conditions set forth herein.

         C. Borrower has informed Lender that it intends to attempt to consummate an IPO which would involve the public offering of shares in Sunrise Assisted Living, Inc., a Virginia corporation ("SALI"), which is an Affiliate of Borrower (the "SALI IPO").

         D. Borrower and Lender desire to modify the terms and provisions of the Loan Documents to reflect the foregoing and as otherwise set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                   AGREEMENT

         1. The foregoing recitals are hereby incorporated by reference herein.

         2. The obligation of Lender to enter into this Agreement and perform its obligations hereunder shall be subject to the satisfaction by Borrower of the following conditions precedent:

                (a) Borrower shall provide to Lender an endorsement to the title policies provided to Lender in connection with the Loan, in form satisfactory to Lender, reflecting the execution, delivery and recording of this Agreement in Fairfax County, Va. and showing no new exceptions not approved by Lender;

                (b) Borrower shall provide to Lender evidence satisfactory to Lender of Borrower's authority to execute and deliver this Agreement, including an opinion of Borrower's in-house counsel; and

                (c) Borrower shall pay all costs and expenses incurred by Lender in connection with this Agreement and the transactions to be consummated pursuant to this Agreement, including attorney's fees and expenses.

          3. Notwithstanding the provisions of Section 1.27 of the Mortgages encumbering the Properties located in Oakton and Fairfax, Va. and Paragraph
11.04 of the Management Agreement, Lender consents to the acquisition of the Hunter Mill Site and the development of the Hunter Mill Facility (the "Hunter Mill Consent"). The granting of the Hunter Mill Consent shall not be deemed to be a course of dealing or a course of conduct and shall not constitute a waiver of any term or provision of the Loan Documents, including the provisions of
Section 1.27 of the Mortgages and Paragraph 11.04 of the Management Agreement. As a condition precedent to and as consideration for the granting of the Hunter Mill Consent, Borrower and Lender agree to the following:

          (i) Borrower shall cause STI to execute and deliver a Guaranty in the form set forth





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in Exhibit B attached hereto.

          (ii) Borrower covenants and agrees that at all times prior to the repayment in full of the Loan and all amounts owed pursuant to the Loan Documents, including all amounts of Participation Interest, (i) Borrower shall continue to own, operate and control, and STI or another Affiliate of Borrower shall continue to manage, the Hunter Mill Facility, (ii) residents of the Properties located in Fairfax and Oakton, Va. will not be solicited to move to the Hunter Mill Facility, (iii) Borrower shall use its best efforts (and cause STI to use its best efforts) to market and lease to residents the Properties located in Fairfax and Oakton, Va., and (iv) Borrower shall not (and Borrower shall cause STI not to) discourage prospective residents interested in the Properties located in Fairfax and Oakton, Va., from pursuing residency at such Properties or steer any such prospective residents to the Hunter Mill Facility. The failure of Borrower to comply with the foregoing covenants and agreements shall constitute an Event of Default under the Note and the other Loan Documents.

          4.    The Note is hereby modified as follows:

          (i) The following sentence shall be added to the end of the definition of "Economic Value" appearing in the Note:

                "Notwithstanding anything to the contrary set forth herein, if "Economic Value" is determined at any time during which the conditions set forth in Section 3.D.(l)(C) are not satisfied and Participation Interest is not calculated based on the amounts set forth in Section 3.D.(l)(C), then "Economic Value" shall be calculated by assuming that occupancy at the Properties located in Fairfax and Oakton, Va. is the greater of
                (x) actual occupancy, or (y) ninety-five percent (95%) occupancy."

          (ii) Section 3.B.(ii) of the Note is hereby amended and restated in its entirety as follows:

          "(ii) In the event that the Debt Service Coverage Ratio is less than
                1.25 for any six (6) consecutive month period ending on or after September 30, 1996 and prior to the repayment in full of the Outstanding Loan Balance (a "Debt Service Coverage Shortfall"), then Borrower shall pay to GECC, commencing the twenty-fifth day of the first calendar month following such Debt Service Coverage Shortfall, and on the twenty-fifth day of each calendar month thereafter until the Debt Service Coverage Ratio equals or exceeds 1.25 for a six (6) consecutive month period, an amount, to be applied to repay the Class B Indebtedness (or, in the event the Class B Indebtedness has been repaid prior to the repayment in full of the Class A Indebtedness, to be applied to repay the Class A Indebtedness), equal to the lesser of (a) one hundred percent (100%) of Net Cash Flow for the calendar month immediately preceding the month in





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
                which such payment is made, or (b) the amount required to fully amortize, over a twenty-year period, the outstanding balance of the Class A Indebtedness and the Class B Indebtedness existing as of the date any such Debt Service Coverage Shortfall occurs. The Debt Service Coverage Ratio existing from time to time shall be determined or verified by GECC through audits conducted pursuant to Section 23 of this Note. Borrower and GECC agree that (i) no Mandatory Principal Payments shall be owed by Borrower for any six (6) consecutive calendar month period commencing prior to April 1, 1996 and ending prior to September 30, 1996, and (ii) in calculating the Debt Service Coverage Ratio pursuant to this Section 3.B.(ii) for a "six (6) consecutive calendar month period," such calculation shall be made on the basis of a single, aggregated period of six consecutive calendar months rather than on the basis of six (6) separate consecutive one calendar month periods (the latter interpretation of the method of calculation which had been proposed by Borrower and not agreed to by Lender)."

          (iii) The following Section shall be added following Section 25 appearing in the Note:

                      "26.  Indemnification.  Borrower shall indemnify, defend
                and hold Lender harmless from and against any and all losses, liabilities, claims, damages and expenses incurred by Lender in connection with the Loan or one or more of the Properties arising from or relating to any claims of third parties, except to the extent caused by Lender's gross negligence or willful misconduct."

          5. Borrower agrees that all costs and expenses incurred or rental credits granted by Borrower in connection with building code and licensing issues with respect to the Properties located in Sterling, Lorton and Fairfax, Va. which were the subject of an adjusting journal entry in Borrower's financial statements made in September, 1995 (affecting Borrower's financial statements for prior months) shall be excluded from the calculation of Cash Flow and Net Cash Flow for the Properties for the purpose of calculating Cash Flow Interest. In addition, Borrower agrees that the amount of the Management Fee (as defined in the Mortgages) to be included in the calculation of Total Expenses for the Properties for the purpose of calculating Cash Flow Interest through March 31, 1996 shall not exceed three percent (3%) of Revenues. The parties acknowledge and agree that commencing on April 1, 1996, the amount of the Management Fee (as defined in the Mortgage) that may be paid by Borrower and, to the extent actually paid by Borrower, included in the calculation of Total Expenses for the Properties for the purpose of calculating Cash Flow Interest may be increased to an amount not to exceed five percent (5%) of Revenues.

          6. Borrower hereby confirms that the SALI IPO (or any variation thereof) constitutes an "IPO" for the purposes of determining Participation Interest pursuant to the terms of the Note and that, upon the occurrence of the SALI IPO (or any variation thereof), the





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conditions set forth in Section 3.D.(1)(C) of the Note shall be deemed satisfied and Participation Interest shall be calculated based on the amounts set forth in Section 3.D.(1)(C) of the Note.

          7. All references contained in any of the Loan Documents to any of the other Loan Documents shall refer to such Loan Documents as amended herein. In the event of any inconsistency between the terms of the Loan Documents and the terms of this Agreement, the terms of this Agreement shall control. Except as expressly modified or replaced pursuant to the terms of or as contemplated by this Agreement, the Loan Documents are in full force and effect and are hereby ratified and confirmed by Borrower and Lender.

          8. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns subject to all limitations currently set forth in the Loan Documents. This Agreement is not intended to benefit any party other than the Borrower, the Lender, and the successors and assigns of the Lender and is specifically not intended to be for the benefit of any party other than those which are a party to this Agreement.

          9. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

          10. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the Commonwealth of Virginia applicable to contracts made to be performed in that State without regard to principles of conflicts of law.





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          11. Borrower's (and its partners') liability herewith is limited as set forth in Section 17 of the Note and Section 17 of the Note is hereby incorporated by reference as if fully set forth herein.


          IN WITNESS WHEREOF, the parties hereto have executed this document as of the day and year first above written.


                   BORROWER:

                   SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited general partnership


                   By: Sunrise Assisted Living Investments, Inc. a Virginia corporation, its general partner


                   By:  /s/ PAUL J. KLAASSEN
                      ----------------------------
                     Its   President
                        --------------------------

                   LENDER:

                   GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation


                   By:  /s/ ROBERT C. SKELLY
                      ----------------------------
                     Its Project Manager
                        --------------------------



Prepared by and after
recording return to:

Gary Fox, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois 60606





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STATE OF VIRGINIA        )
                         ) SS:
COUNTY OF FAIRFAX        )

         Before me, a Notary Public, in and for said County and State, personally appeared Paul J. Klaassen, the President of SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation, the general partner of SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership, and acknowledged the execution of the foregoing instrument on behalf of the corporation, as such general partner.

       WITNESS my hand and Notarial Seal this 15th day of February, 1996.


                                            /s/ LINDA BOLINO
                                           ---------------------------------
                                           Signature

                                              LINDA BOLINO
                                           ---------------------------------
                                           Printed Name
My Commission Expires:

    12/31/96
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STATE OF PENNSYLVANIA               )
                                    ) SS:
COUNTY OF PHILADELPHIA              )

           Before me, a Notary Public, in and for said County and State, personally appeared Robert C. Skelly, the Proj. Mgr. of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, and acknowledged the execution of the foregoing instrument on behalf of the corporation.

           WITNESS my hand and Notarial Seal this 20th day of February, 1996.


                                  /s/ CATHERINE C. KELLY
                                  --------------------------------------------
                                  Signature           Notarial Seal
[NOTARIAL SEAL]                             Catherine C. Kelly, Notary Public
                                            Philadelphia, Philadelphia County
                                           My Commission Expires Feb. 10, 1997
                                  --------------------------------------------
                                             Member, Pennsylvania Association
                                                       of Notaries
                                  Printed Name

My Commission Expires:


     2-10-97
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